Exhibit 99.1

Barclays Dryrock Issuance Trust February 2017

Disclaimer This document has been prepared by Barclays Bank Delaware, a Delaware banking corporation and wholly owned indirect subsidiar y of Barclays Bank PLC (“ Barclays ”), and is for information purposes only. The information, statements and opinions contained in this presentation do not constitute a public offer under any applicable leg isl ation, an offer to sell or solicitation of any offer to buy any securities or financial instruments, or any advice or recommendation with respect to such securities or other financial instruments. This presentation and the information contained herein are strictly confidential and remain the property of Barclays. The inf or mation contained in this presentation has not been independently verified and no representation or warranty, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, c omp leteness or correctness of the information or opinions contained herein. Any data on past performance, modeling or back - testing contained herein is no indication of future performance. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any modeling or back - testing or any other information contained herein. All levels, prices and spreads are historical and do not represent c urrent market levels, prices or spreads, some or all of which may have changed since the issuance of this presentation . All such representations and warranties, express or implied, ar e excluded to the extent permitted by law. The information contained herein may be subject to updating, revision, verification and amendment and such information may change materially. Neither this presentati on nor its contents may be distributed, published, reproduced, or disclosed, in whole or in part, to any other person nor relied upon by any other person without the prior written consent of Barclays. THIS PRESENTATION DOES NOT DISCLOSE ALL THE RISKS AND OTHER SIGNIFICANT ISSUES RELATED TO AN INVESTMENT IN OR WITH BARCLAYS. P RIOR TO TRANSACTING, POTENTIAL INVESTORS SHOULD ENSURE THAT THEY FULLY UNDERSTAND THE TERMS OF ANY TRANSACTION AND ANY APPLICABLE RISKS. THIS PRESENTATION IS NOT AN OFFERING PRESENTATIO N F OR ANY SECURITIES ISSUED BY BARCLAYS, BARCLAYS PLC OR BARCLAYS PLC’S SUBSIDIARIES (TOGETHER, THE “‘GROUP”). INVESTORS AND PROSPECTIVE INVESTORS IN SECURITIES OF BARCLAYS OR A MEMB ER OF THE BARCLAYS GROUP ARE REQUIRED TO MAKE THEIR OWN INDEPENDENT INVESTIGATION AND APPRAISAL OF THE BUSINESS AND FINANCIAL CONDITION OF SUCH COMPANY AND THE NATURE OF THE SECURIT IES AND SHOULD ONLY SUBSCRIBE FOR ANY SECURITIES ISSUED BY BARCLAYS OR A MEMBER OF THE BARCLAYS GROUP ON THE BASIS OF INFORMATION IN THE RELEVANT OFFERING DOCUMENT AND NOT ON THE BASIS OF ANY INFORMATION PROVIDED HEREIN. THIS INFORMATION IS NOT INTENDED TO PROVIDE AND SHOULD NOT BE RELIED UPON FOR ACCOUNTING, LEGAL OR TAX ADVICE OR INVESTMENT RECOMMENDATIONS. Y OU SHOULD CONSULT YOUR OWN COUNSEL, TAX, ACCOUNTANT, REGULATORY AND OTHER ADVISORS AS TO THE LEGAL, TAX, ACCOUNTING, REGULATORY, BUSINESS, FINANCIAL AND RELATED ASPECTS OF A PURC HAS E OF ANY OFFERED NOTES. By participating in this presentation or by accepting any copy of the slides presented, you agree to be bound by the foregoin g limitations. 2

Disclaimer

Forward-looking Statements

This document contains certain forward-looking statements within the meaning of Section 21E of the US Securities Exchange Act of 1934, as amended, and Section 27A of the US Securities Act of 1933, as amended, with respect to certain of the Group's plans and its current goals and expectations relating to its future financial condition and performance. Barclays cautions readers that no forward-looking statement is a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statements. These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. Forward-looking statements sometimes use words such as 'may', 'will', 'seek', 'continue', 'aim', 'anticipate', 'target', 'projected', 'expect', 'estimate', 'intend', 'plan', 'goal', 'believe', 'achieve' or other words of similar meaning. Examples of forward-looking statements include, among others, statements regarding the Group's future financial position, income growth, assets, impairment charges and provisions, business strategy, capital, leverage and other regulatory ratios, payment of dividends (including dividend pay-out ratios), projected levels of growth in the banking and financial markets, projected costs, original and revised commitments and targets in connection with the Transform Programme, deleveraging actions, estimates of capital expenditures and plans and objectives for future operations and other statements that are not historical fact. By their nature, forward-looking statements involve risk and uncertainty because they relate to future events and circumstances. These may be affected by changes in legislation, the development of standards and interpretations under International Financial Reporting Standards (IFRS), evolving practices with regard to the interpretation and application of accounting and regulatory standards, the outcome of current and future legal proceedings and regulatory investigations, future levels of conduct provisions, the policies and actions of governmental and regulatory authorities, geopolitical risks and the impact of competition. In addition, factors including (but not limited to) the following may have an effect: capital, leverage and other regulatory rules (including with regard to the future structure of the Group) applicable to past, current and future periods; UK, US, Africa, Eurozone and global macroeconomic and business conditions; the effects of continued volatility in credit markets; market related risks such as changes in interest rates and foreign exchange rates; effects of changes in valuation of credit market exposures; changes in valuation of issued securities; volatility in capital markets; changes in credit ratings of the Group; the potential for one or more countries exiting the Eurozone; the implementation of the Transform Programme; and the success of future acquisitions, disposals and other strategic transactions. A number of these influences and factors are beyond the Group's control. As a result, the Group's actual future results, dividend payments, and capital and leverage ratios may differ materially from the plans, goals, and expectations set forth in the Group's forward-looking statements. Additional risks and factors are identified in our filings with the U.S. Securities and Exchange Commission (the SEC) including in our Annual Report on Form 20-F for the fiscal year ended December 31, 2014, which is available on the SEC's website at http://www.sec.gov.

Any forward-looking statements made herein speak only as of the date they are made and it should not be assumed that they have been revised or updated in the light of new information or future events. Except as required by the Prudential Regulation Authority, the Financial Conduct Authority, the London Stock Exchange plc (the "LSE") or applicable law, Barclays expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Barclays' expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. The reader should, however, consult any additional disclosures that Barclays has made or may make in documents it has published or may publish via the Regulatory News Service of the LSE and/or has filed or may file with the SEC. Barclays Bank PLC is authorised by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority (Financial Services Register No. 122702). Registered in England. Registered No. 1026167. Registered office: 1 Churchill Place, London E14 5HP. Copyright Barclays Bank PLC, 2015 (all rights reserved). This presentation is confidential, and no part of it may be reproduced, distributed or transmitted without the prior written permission of Barclays.

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Table of Contents • Barclays Overview 5 • Barclays Bank Delaware (“BBDE”) Overview 11 • Barclaycard US Credit Risk Overview 17 • Barclaycard US Operations Overview 22 • Barclays Dryrock Issuance Trust Overview 28 4

Barclays Overview 5

Simplifying our business divisions for structural reform

Barclays PLC

Divisional constructs

Barclays UK	Barclays International	Non-Core	Africa Banking
UK consumer and business bank differentiated by scale and digital innovation	Diversified transatlantic wholesale and consumer bank	Intend to close six months early at 30 June 2017 with c.25bn of RWAs	Aim to achieve regulatory deconsolidation First selldown to 50.1% completed Separation terms agreed, subject to regulatory approval
Personal Banking Barclaycard Consumer UK Wealth, Entrepreneurs & Business Banking	Corporate & Investment Bank Consumer, Cards & Payments		

Summary financials – FY16[1]

	Barclays UK	Barclays International
PBT	£2,587m	£3,747m
RoTE	19.3%	8.0%
RWAs	£67.5bn	£212.7bn

Future legal entity constructs

Barclays UK	Barclays International	Non-Core
Formation of the UK Ring-fenced Bank (RFB) prior to 1 January 2019	Barclays Bank PLC (and subsidiaries)	Residual assets to RFB and BB PLC

- Delivering entities with strong returns and well balanced funding profiles
- Well capitalised entities with strong balance sheets and asset quality
- Our objective is to maintain solid investment grade ratings

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Barclays UK and Barclays International analysis Split of income (£m) Split of impairment (£m) Split of customer deposits (£bn) Split of loans and advances to customers (£bn) Split of income (£m) Barclays UK – Q416 Barclays International – Q416 934 507 387 50 118 12 135 16 15 139 50 Personal Banking Wealth, Entrepreneurs & Business Banking Barclaycard Consumer UK Consumer, Cards & Payments Banking Markets 934 1,176 1,354 1,061 7

Breakdown of RoTE by business – FY16 5.8% 11.2% 21.1% 9.5% 8.2% 18.9% 4.4% 9.4% 19.3% 8.0% 6.1% 19.1% Group Core Barclays UK Barclays International Corporate & Investment Bank Consumer, Cards & Payments FY15 FY16 48.1 37.2 9.3 24.9 21.9 3.1 49.0 41.3 8.9 25.5 21.9 3.7 Group Core Barclays UK Barclays International Corporate & Investment Bank Consumer, Cards & Payments 2 2 1 Excluding notable items | 2 Including Head Office | Return on average tangible equity 1 Average allocated tangible equity (£ bn ) 1 8

Strong CET1 and leverage ratio progression

Fully Loaded CET1 ratio[1]


9.1%
10.3%
11.4%
11.6%
12.4%
Dec-13
Dec-14
Dec-15
Sep-16
Dec-16

	Dec-13	Dec-14	Dec-15	Sep-16	Dec-16
RWAs (£bn)		396	358	373	366

- The CET1 ratio increased to 12.4% (Dec-15: 11.4%) reflecting an increase in CET1 capital of £4.5bn to £45.2bn, despite RWAs increasing by £7bn to £366bn:
  - Increase in CET1 capital was largely driven by profits of £2.1bn generated in the period, after absorbing the impact of notable items
  - The increase in RWAs was principally due to the appreciation of ZAR, USD and EUR against GBP and business growth, which more than offset RWA reductions in Non-Core
- The 80bps increase in Q416 was driven by:
  - £8bn reduction in RWAs mainly as a result of Non-Core rundown; and
  - Reversal of the UKRF pension deficit which reduced from £1.1bn to £27m in the quarter
- Expect >75bps[2] increase in the CET1 ratio from the regulatory deconsolidation of BAGL

Leverage ratio[3]


3.0%
3.7%
4.5%
4.2%
4.6%
Dec-13
Dec-14
Dec-15
Sep-16
Dec-16

	Dec-13	Dec-14	Dec-15	Sep-16	Dec-16
Leverage Exposure (£bn)		1,233	1,028	1,185	1,125

- Leverage ratio of 4.6% as at Dec-16, up 10bps over the year due to:
  - £5.8bn increase in Tier 1 capital reflecting the increase in CET1 and AT1 issuance partially offset by;
  - £97bn increase in leverage exposure primarily driven by the appreciation of major currencies against GBP
- The 40bps Q4 increase was mainly due to:
  - £60bn decrease in leverage exposure reflecting Non-Core rundown and seasonally low year-end positions mainly in the CIB
  - £2.1bn increase in Tier 1 capital reflecting the increase in CET1 capital
- Expect to grow the leverage ratio further over time, maintaining the ratio comfortably above future minimum requirements

[1] Based on Barclays' interpretation of the current CRD IV text and EBA technical standard | [2] Assuming 31 December 2016 GBPZAR FX rate of 16.78 and BAGL share price of 168.69. Aggregate effect following regulatory deconsolidation and projected separation costs, including £765m phased contributions and contribution to a new Black Economic Empowerment scheme. Implementation of Barclays' intentions is subject to, amongst other things, regulatory approval. The realisation of these plans and their intended benefits is subject to significant execution risks, including in relation to market factors, and there can be no assurance the intended benefits will be achieved on any proposed timetable or at all | [3] The leverage ratio has been calculated in accordance with the requirements of CRR which was amended effective from Jan 2015. The leverage calculation uses the end-point CRR definition of Tier 1 capital for the numerator and the CRR definition of leverage exposure for the denominator. This is broadly consistent with the BCBS 270 definition, which was the basis of Dec-14 comparatives. Dec-13 not comparable to the estimates as of Dec-14 onwards due to different basis of preparation |

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Barclays secured funding

Highlights

- Secured term funding is backed by prime assets, including residential mortgages, credit cards and corporate loans, with a focus on highly rated term issuance.
- A key goal is to maximise diversification across currency/ geography, investors, and product types to meet the funding needs of Barclays' global businesses
- Issuance in 2016 includes:
  - HoldCo transition and MREL/TLAC build in 2016, with £12bn issued across senior and subordinated instruments in a range of currencies
  - $0.5bn of US credit card backed securities



Public secured funding platforms
UK Mortgages
UK/US Cards
UK Covered Bonds
Gracechurch RMBS
Gracechurch Cards (UK Cards)
Dryrock (US Cards)
144a/Reg S
144a/Reg S
144a/Reg S
SEC
€/£/$/CHF
€/£/$
€/£/$
$

Additional information on secured funding, including monthly reports, available on Barclays.com

2005-2016 Public secured term funding issuance – GBP (equiv) bn



4.5
3.5
6.0
6.0
1.8
3.7
2.4
5.0
3.0
6.0
0.6
0.2
5.6
1.8
0.3
6.0
1.6
1.5
0.8
1.1
1.0
0.3
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
FLS
US Cards
RMBS
Covered bond
UK Cards

Source: Barclays

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Barclays Bank Delaware (“BBDE”) Overview 11

Significant Opportunity for Growth Market Positioning We have a 2.6% share of c. $900bn consumer credit card & unsecured lending – significant opportunity for growth made credible by recent performance US Consumer Credit Card Market is ~$900b BCUS has only 2.8% share: • Branded: 1% • Co - Brand: 9% • Sales Finance & PLCC: n/a Top U.S. General Purpose Credit Card Issuers by receivables** Top - 10 account for ~74% of total Industry * Source : The Nilson Report # 1100, Dec 2016 ** AmEx includes card members loans and charge cards BCUS would be #7 excluding small business card programs Source: The Nilson Report #1093, Aug 2016 Industry Benchmarking Barclays Industry Card Receivables (3Yr CAGR) 17.6% 4.8% 3.7X Purchase Volume (3Yr CAGR) 15.0% 5.1% 2.9X Net Interest Margin ( 3Yr change) +1.6% 0.4% (est) Net Charge - off Rate (Q4) 3.4% 3.2% (est) Credit Card Purchase Volume is projected to grow 9% Annually from 2015 to 2020* 12

Barclaycard US is a values-driven company with four lines of business aimed at meeting customer needs with award-winning products


Wilmington, DE
Henderson, NV
Newark, DE
Wilton, ME
Hamilton, OH

Business Snapshot [1]

- $26.4 billion in card loans
- $11.1 billion Retail deposits
- 12.1 million open accounts
- $70b annual purchase volume

Co-Brand Cards

NFL, L.L.Bean, Carnival, Hawaiian Airlines, American Airlines, jetBlue

- 24 partnerships, enabling customers to earn and redeem partner rewards
- Diversified across industries: expertise in airline, T&E, retail, & affinities

8.9m open accts[1]
$19.8b O/S balances[1]

Branded Cards



- Product-led strategy, with award-winning products in selected customer segments (travel, rewards, lend, cash-back)

2.9m open accts[1]
$6.5b O/S balances[1]

Retail Deposits



- Award-winning online retail deposit business launched in May 2012, contributing to 100% self-funding

289k open accts[1]
$11.0b balances[1]
- $9.0b Savings
- $2.0b CDs

Consumer Loans

barclaycard personal loan

- Direct-to-consumer fixed installment loans, launched in Nov2016 in Direct-Mail only channel
- Targeting Prime & Super-Prime customers

[1] *As of 12/31/2016*

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Co - Brand Cards: Be the Clear Choice for Best - in - Class Partners Partnering with America’s Best Brands ROTE 20.0% Delivering for our customers … o Value o Frictionless experiences Delivering for our partners … o Increased sales / share shift o Greater customer loyalty Partnership Business Model 14

Partner Focused Innovation At Barclaycard, product development and innovation are done in conjunction with our partners, focused on driving more loyalty from their customers Complete integration into L.L.Bean channels allowing us to acquire 1 million accounts in 45 days Added on - ship application and instant credit Implemented Season Ticket Financing program, available to all teams Point - of - sale integration for both application and real - time point redemption Created real - time rewards program enrollment and status for spend on the card Introduced instant credit financing tool and reward integration 15

Our Branded Cards products focus on growing in the Prime - Affluent segments ▪ Our product for the growing cash back market ▪ Value Prop: 1.5% cash back on all purchases plus 5% redemption bonus ▪ Our premier travel card and main prime product ▪ Value Prop: 2X miles on all purchases to redeem on travel plus 5% redemption bonus ▪ Our prime lend product ▪ Value Prop: Low APR, ability to participate in online community and our proprietary Giveback program ▪ Our aspiring prime product ▪ Value Prop: Everyday rewards with no annual fee 16

Barclaycard US Credit Risk Overview 17

Credit Risk at Barclaycard US Taalib Shaah Chief Risk Officer Barclays International Amita Agarwal Head of Risk Barclaycard US / Barclays Bank Delaware Impairment and Capital Management Collections Strategies Fraud Strategies And Analytics High Risk Account Management Portfolio Risk Analysis Branded Card Originations Partnership Originations Governance and Control Risk Analytics Existing Customer Management CS Venkatakrishnan Chief Risk Officer Barclays Ken Abbott Chief Risk Officer Barclays Americas 18

Barclaycard US risk management approach Maintain a portfolio risk - reward profile that generates strong financial results and is resilient to economic stress Analytical, fact - based decision making • Internally developed custom risk models and credit strategies based upon observed consumer behavior. • Extensive use of test & control scenarios to understand value - add of strategies. • M acro economic trends incorporated into loss forecasting and model adjustments. Strong finance orientation • Marketing and underwriting decisions are made based upon projected financial outcome . • Judgmental review complements automated strategies where appropriate. • Credit Risk Management Committee includes representation from business and functions. Highly Controlled • Continuous monitoring at vintage, product, segment, and individual account - level. • Exhaustive reporting. • 3 internal “lines of defense ”. • Supervision by multiple regulators. • Risk systems managed and monitored within Risk organization. 19

Multiple inputs d rive r isk m anagement p rocesses Risk Mgmt Decisions Credit Bureau Applicant Supplied Partner Relationship Existing Accounts Custom Models 200+ bureau variables are available for risk decisions in addition to a dynamic ability to create custom - derived variables Applicant data can be combined with partner - supplied data to identify highly engaged, lower risk, profitable customers Employ powerful custom models across the risk life - cycle to generate more effective risk segmentation schemes Full cardholder relationship data is available at all stages of the risk process, enabling customer - level management decisions where appropriate 20

0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 Millions NCL $ NCL $ % Delinquency 2+$% 21 Barclaycard US asset quality remains strong with at a 3.47% annualized Net Credit Loss rate. Q4 2016 asset quality is in line with industry peers. Principles of Credit Risk Management 1. Maintain profitable portfolio risk profile that can absorb long term economic stress 2. Establish and monitor risk appetite via Mandate & Scale to ensure that risk remains within acceptable ranges 3. Require risk resiliency for marginal decisions so that all investment decisions are sound under stress Source: BCUS Internal Source: Sec Filings 1.50% 2.47% 2.52% 2.61% 2.67% 3.09% 3.44% 3.47% 4.62% 4.66% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% Industry Net Credit Loss Rates – Q4 2016

Barclaycard US Operations Overview 22

Customer Service Network

Preferred partner routing and resolution servicing in our domestic sites

Providing high value customer interactions while maintaining optimal expenses



Barclaycard US
Newark/Wilmington, DE

Barclaycard US
Henderson, NV

Barclaycard US
Hamilton, OH

Barclaycard US
Wilton, ME

Firstsource
Colorado Springs, CO

FirstSource
Alabang, Philippines

Teleperformance
Manila, Philippines

Expert Global Solutions (EGS)
Manila, Philippines

Source: Barclays

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Collections Overview

- Barclaycard US has a seasoned collections leadership team averaging 16 years experience in the credit card industry including, on average, 7 years with Barclaycard
- The global collections network centrally managed by Barclaycard US is flexible and leverages off-shore operations for initial delinquency buckets (1 & 2) and tenured in-house and on-shore operations for the rest of the delinquency buckets
  - Highly skilled collectors work appropriate inventory segments
  - Investments in next generation technology have been made to support operations and allow for rapid scalability capable of meeting portfolio stress
  - Optimize performance with a focus on best cost through global sourcing in appropriate segments
  - Use of advanced analytics to perform customer segmentation with detailed dashboards and scorecards to drive collector performance as well as continuous benchmarking to understand industry trends
- Overall approach to collections
  - Champion/challenger processes built throughout the collections network with two supplier agencies offshore and an in-house operation; specialized agencies for skip tracing, deceased and cease & desist accounts
  - Network is centrally managed from Delaware through the dialer operations team as all agents work shared inventory using the same desktop
  - In-house operation infrastructure in place comprising nearly 55% of the agents with site manager and team managers in place; quality & training housed centrally but work with entire network – both internal and external agents
  - Highly coordinated customer contact strategy utilizes industry leading risk based segmentation/modeling across multiple channels to minimize losses and optimize operating expenses
  - Offer management includes numerous self serve options – outbound VRU, IVR, email, direct mail, and a dedicated collections website
- A solid control environment throughout its collections operations via automation, appropriate governance and controls, process maps and full compliance with all applicable rules and regulations

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Collections Network Effective utilization of internal and agency resources to drive performance, while managing expense Specialized agencies used in the network to increase collection efforts on hard to locate customers Barclaycard US Newark, DE Barclaycard US Henderson, NV Capital Mgt Services Buffalo, NY West Manila, Philippines EGS Manila, Philippines Source: Barclays 25

Charge - off Policy and Fraud Management  Detailed segmentation of fraud strategies provides the ability to tailor criteria to specific partners and programs  In - house fraud application model reduces referral rates and speeds application process  Supplemental tools from third parties enhance the customer experience without increased risk  Balance protection against fraudulent transactions with impacts to customers at the point - of - sale  Mix of system - driven transaction blocks for high - risk populations with detailed judgmental post - transaction review of lower risk accounts  Strategies are monitored and re - evaluated constantly to ensure optimal performance  Possession and Activity Verification (PAV) tool allows for more efficient review and clearance of potential fraud transactions  Automated system contacts customer over the phone and through e - mail when suspicious transactions are identified  Customers can self - service through the web or the IVR, or they can choose to speak directly to a rep to clear the fraud hold Success Drivers Strategy Management Customer Tools Fraud Management Charge - Off Type Policy Definition Contractual 2 nd to last business day of the month in which the account is 180 days past due Bankruptcy The 60 th day after confirmation of bankruptcy, or the month in which the account is 180 days past due, whichever is sooner Deceased After notification of death, the 30th day after the account becomes 30 days past due, or the month in which the account is 180 days past due, whichever is sooner Settlement The next billing cycle following the completion of a settlement agreement, where customer pays a reduced amount to be considered paid - in - full 26

Recoveries Overview

Diversified recovery strategy includes mixture of account placements with industry leading collection agencies designed to maximize post charge-off payments and proceeds, while maintaining a controlled and compliant 3rd party agency oversight model

- Barclaycard US recovery operations manages 5 - 10 recovery agencies spread across the US
- Agency placements are comprised of five "markets" based on months since charge offs designed to maximize liquidation within a 18 month time-frame
  - Suppliers service charged-off debt throughout the recovery market duration based on their skill-sets with recall strategies/progression to the next market if payment arrangements are not secured
- Legal placements are done for a percentage of eligible accounts based on state specific criteria to pursue legal course
- Specialized placements utilize agencies that focus on deceased, cease & desist and skip collections
- Debt sales include selling accounts after 4th Agency Placement, as well as Chapter 13 Bankruptcies through forward flow contracts that are negotiated annually.
- Supplier management – internal supplier managers are responsible for day to day agency management to ensure key performance indicators are met (liquidation, unique payer rates, allowable settlement aggregate and account to collector rations) as well as full compliance of federal and state regulations, internal Barclays policies, and appropriate customer experience protections
- Independent quarterly compliance audits conducted to ensure adherence to state and federal collections regulations

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Barclays Dryrock Issuance Trust Overview 28

Approved Portfolio  A set of co - branded and non co - branded portfolios have been identified for the purposes of securitization as agreed with the rat ing agencies (“Approved Portfolio”)  These portfolios were selected based on their size, historical performance and strength of the partner relationships  Accounts will be selected from the Approved Portfolios to make up the Trust Portfolio  Following is a list of the Approved Portfolios currently in the Trust Portfolio Approved Portfolio Type of Partnership LL Bean Retail Apple Retail Carnival Cruise Lines Travel&Entertainment American Airlines Airlines Republic Airways/Frontier Airlines Airlines Non Co-Branded NA Upromise Affinity BlackCard Affinity Priceline.com Travel&Entertainment BlueGreen Travel&Entertainment Barnes & Noble Retail RCI Travel&Entertainment Ameriprise Financial Services Financial Travel Rewards/Wyndham Hotels Travel&Entertainment Choice Hotels International Travel&Entertainment Princess Cruise Line Travel&Entertainment Miles & More/Lufthansa Airlines NFL Properties Affinity Travelocity.com Travel&Entertainment 29

Dryrock Transaction Performance

Barclays Dryrock Issuance Trust Jan-17											
Series Name		**2014-1**	**2014-2**	**2014-3**	**2014-4**	**2014-5**	**2015-1**	**2015-2**	**2015-3**	**2015-4**	**2016-1**
Size (including Class B)		$897MM	$862MM	$915MM	$316MM	$305MM	$610MM	$610MM	$316MM	$305MM	$610MM
Maturity Date		2/15/17	5/15/17	9/16/19	11/15/17	11/15/17	2/18/2020	5/15/2018	10/16/2017	10/15/2018	7/15/2019
Gross Yield		20.51%	18.93%	18.93%	18.93%	18.93%	18.93%	18.93%	18.93%	18.93%	18.93%
Less: Gross Charge-offs		3.89%	3.89%	3.89%	3.89%	3.89%	3.89%	3.89%	3.89%	3.89%	3.89%
Portfolio Yield		16.62%	15.04%	15.03%	15.03%	15.03%	15.03%	15.03%	15.03%	15.03%	15.03%
Less Base Rate		2.79%	2.78%	3.98%	2.88%	3.21%	3.80%	3.28%	2.97%	3.41%	3.25%
Excess Spread	Jan-17	13.83%	12.26%	11.06%	12.15%	11.82%	11.23%	11.76%	12.07%	11.62%	11.79%
	Dec-16	14.47%	13.71%	12.56%	13.59%	13.33%	12.74%	13.26%	13.49%	13.13%	13.29%
	Nov-16	13.33%	13.12%	11.78%	13.02%	12.54%	11.95%	12.47%	12.93%	12.34%	12.51%
3-mo Average Excess Spread		**13.88%**	**13.03%**	**11.80%**	**12.92%**	**12.56%**	**11.97%**	**12.50%**	**12.83%**	**12.37%**	**12.53%**
Delinquency	31 to 60 days	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%
	61 to 90 days	0.49%	0.49%	0.49%	0.49%	0.49%	0.49%	0.49%	0.49%	0.49%	0.49%
	91+ days	1.13%	1.13%	1.13%	1.13%	1.13%	1.13%	1.13%	1.13%	1.13%	1.13%
	31+ days	2.26%	2.26%	2.26%	2.26%	2.26%	2.26%	2.26%	2.26%	2.26%	2.26%
Total Payment Rate		25.35%	25.35%	25.35%	25.35%	25.35%	25.35%	25.35%	25.35%	25.35%	25.35%

Source: Barclays

BARCLAYS 30

Competitor Performance Comparison Payment Rate Gross Yield Gross Charge Off Rate 3 30+ DQ Rate 2 1 Payment rate for CHAIT and COMET represents principal payment rate whereas it represents total payment rate for other issuers including DROCK 2 CCCIT doesn’t report 30+ days delinquency, but instead, reports 35+ days delinquency 3 CHAIT, COMET, CCCIT and DCENT charge - off rate is net charge - off rate and not gross charge - off rate Source for securitization trusts: SEC filings, Bloomberg and Moody’s 0% 10% 20% 30% 40% 50% Aug - 12 Oct - 12 Dec - 12 Feb - 13 Apr - 13 Jun - 13 Aug - 13 Oct - 13 Dec - 13 Feb - 14 Apr - 14 Jun - 14 Aug - 14 Oct - 14 Dec - 14 Feb - 15 Apr - 15 Jun - 15 Aug - 15 Oct - 15 Dec - 15 Feb - 16 Apr - 16 Jun - 16 Aug - 16 Oct - 16 Dec - 16 Feb - 17 Apr - 17 Jun - 17 Aug - 17 DROCK AMXCA CHAIT CCCIT DCENT COMET BACCT 0% 5% 10% 15% 20% 25% 30% Aug - 12 Oct - 12 Dec - 12 Feb - 13 Apr - 13 Jun - 13 Aug - 13 Oct - 13 Dec - 13 Feb - 14 Apr - 14 Jun - 14 Aug - 14 Oct - 14 Dec - 14 Feb - 15 Apr - 15 Jun - 15 Aug - 15 Oct - 15 Dec - 15 Feb - 16 Apr - 16 Jun - 16 Aug - 16 Oct - 16 Dec - 16 Feb - 17 Apr - 17 Jun - 17 Aug - 17 DROCK AMXCA CHAIT CCCIT DCENT COMET BACCT 0% 1% 2% 3% 4% 5% 6% Aug - 12 Oct - 12 Dec - 12 Feb - 13 Apr - 13 Jun - 13 Aug - 13 Oct - 13 Dec - 13 Feb - 14 Apr - 14 Jun - 14 Aug - 14 Oct - 14 Dec - 14 Feb - 15 Apr - 15 Jun - 15 Aug - 15 Oct - 15 Dec - 15 Feb - 16 Apr - 16 Jun - 16 Aug - 16 Oct - 16 Dec - 16 Feb - 17 Apr - 17 Jun - 17 Aug - 17 DROCK AMXCA CHAIT CCCIT DCENT COMET BACCT 0% 2% 4% 6% 8% Aug - 12 Oct - 12 Dec - 12 Feb - 13 Apr - 13 Jun - 13 Aug - 13 Oct - 13 Dec - 13 Feb - 14 Apr - 14 Jun - 14 Aug - 14 Oct - 14 Dec - 14 Feb - 15 Apr - 15 Jun - 15 Aug - 15 Oct - 15 Dec - 15 Feb - 16 Apr - 16 Jun - 16 Aug - 16 Oct - 16 Dec - 16 Feb - 17 Apr - 17 Jun - 17 Aug - 17 DROCK AMXCA CHAIT CCCIT DCENT COMET BACCT 31

Barclays Dryrock Issuance Trust Characteristics

Composition by Account Balance

Account Balance Range	Number of Accounts	% of Total Number of Accounts	Total Receivables	% of Total Receivables
Credit Balance	46,006	1.29%	-$6,031,363	-0.08%
Zero Balance	1,302,022	36.38%	$0	0.00%
More than $0 and less than or equal to $1,500.00	988,537	27.62%	$547,221,545	6.97%
$1,500.01 - $5,000.00	732,738	20.48%	$2,143,452,524	27.32%
$5,000.01 - $10,000.00	339,480	9.49%	$2,401,791,378	30.61%
$10,000.01 - $15,000.00	94,246	2.63%	$1,140,661,681	14.54%
$15,000.01 - $20,000.00	40,290	1.13%	$693,182,810	8.84%
Over $20,000.00	35,300	0.99%	$925,577,598	11.80%
Total	**3,578,619**	**100.00%**	**$7,845,856,173**	**100.00%**

Composition by Credit Limit

Credit Limit Range	Number of Accounts	% of Total Number of Accounts	Total Receivables	% of Total Receivables
Less than or equal to $1,500.00	285,150	7.97%	$117,737,003	1.50%
$1,500.01 - $5,000.00	900,765	25.17%	$919,561,266	11.72%
$5,000.01 - $10,000.00	991,726	27.71%	$1,936,391,240	24.68%
$10,000.01 - $15,000.00	602,265	16.83%	$1,389,000,009	17.70%
$15,000.01 - $20,000.00	360,483	10.07%	$1,112,913,589	14.18%
Over $20,000.00	438,230	12.25%	$2,370,253,066	30.21%
Total	**3,578,619**	**100.00%**	**$7,845,856,173**	**100.00%**

Composition by Account Age

Account Age	Number of Accounts	% of Total Number of Accounts	Total Receivables	% of Total Receivables
Not More than 6 Months	0	0.00%	$0	0.00%
Over 6 Months to 12 Months	0	0.00%	$0	0.00%
Over 12 Months to 24 Months	56,068	1.57%	$107,408,372	1.37%
Over 24 Months to 36 Months	430,501	12.03%	$855,821,469	10.91%
Over 36 Months to 48 Months	477,502	13.34%	$909,455,201	11.59%
Over 48 Months to 60 Months	523,727	14.63%	$981,978,199	12.52%
Over 60 Months	2,090,821	58.43%	$4,991,192,933	63.62%
Total	**3,578,619**	**100.00%**	**$7,845,856,173**	**100.00%**

Source: Barclays
All numbers are as of December 31 2016

BARCLAYS 32

Barclays Dryrock Issuance Trust Characteristics (cont'd)

Composition by FICO Score

FICO Range	Number of Accounts	% of Total Number of Accounts	Total Receivables	% of Total Receivables
No Score	324,532	9.07%	$15,378,952	0.20%
Less than 600	108,994	3.05%	$309,943,908	3.95%
600 to 659	272,579	7.62%	$808,693,825	10.31%
660 to 719	667,566	18.65%	$2,382,446,761	30.37%
720 to 749	382,582	10.69%	$1,356,616,705	17.29%
750 and above	1,822,366	50.92%	$2,972,776,022	37.89%
Total	**3,578,619**	**100.00%**	**$7,845,856,173**	**100.00%**

Composition by Delinquency Status

Delinquency Status	Number of Accounts	% of Total Number of Accounts	Total Receivables	% of Total Receivables
Current	3,505,880	97.97%	$7,558,951,724	96.34%
1-30 days	32,669	0.91%	$115,353,027	1.47%
31-60 days	12,615	0.35%	$50,299,733	0.64%
61-90 days	9,055	0.25%	$38,036,764	0.48%
91-120 days	7,156	0.20%	$31,873,246	0.41%
121-150 days	6,017	0.17%	$27,539,759	0.35%
151-180+ days	5,227	0.15%	$23,801,919	0.30%
Total	**3,578,619**	**100.00%**	**$7,845,856,173**	**100.00%**

Composition by Accountholder Current Billing Address

State or Territory	Number of Accounts	% of Total Number of Accounts	Total Receivables	% of Total Receivables
California	349,913	9.78%	$704,235,033	8.98%
New York	301,496	8.42%	$643,776,734	8.21%
Pennsylvania	200,142	5.59%	$465,772,908	5.94%
Florida	239,349	6.69%	$527,330,986	6.72%
North Carolina	124,513	3.48%	$319,252,755	4.07%
Texas	202,097	5.65%	$467,902,792	5.96%
Massachusetts	162,959	4.55%	$339,480,093	4.33%
New Jersey	145,588	4.07%	$324,680,320	4.14%
Virginia	111,415	3.11%	$265,582,050	3.38%
Colorado	125,468	3.51%	$248,558,951	3.17%
Other States	1,615,679	45.15%	$3,539,283,551	45.11%
Total	**3,578,619**	**100.00%**	**$7,845,856,173**	**100.00%**

Source: Barclays

All numbers are as of December 31, 2016

FICO scores are latest scores available as of December 31, 2016

BARCLAYS 33

Barclays Dryrock Issuance Trust Characteristics (cont'd)

Composition by Portfolio				
Portfolio	**Number of Accounts**	**% of Total Number of Accounts**	**Total Receivables**	**% of Total Receivables**
LL Bean	725,496	20.27%	$1,213,818,235	15.47%
Apple	775,529	21.67%	$1,120,829,695	14.29%
American Airlines (1)	288,898	8.07%	$858,985,222	10.95%
Upromise	222,557	6.22%	$847,382,785	10.80%
Carnival Cruise Lines	261,517	7.31%	$690,212,805	8.80%
Non Co-Branded	247,993	6.93%	$504,559,144	6.43%
Travel Rewards/Wyndham Hotels	155,626	4.35%	$398,240,821	5.08%
Republic Airways/Frontier Airlines	184,650	5.16%	$333,863,645	4.26%
RCI	100,856	2.82%	$330,895,348	4.22%
BlackCard (2)	57,210	1.60%	$317,458,807	4.05%
Priceline.com	151,026	4.22%	$258,691,258	3.30%
Ameriprise Financial Services	48,768	1.36%	$198,231,294	2.53%
Choice Hotels International	97,276	2.72%	$188,190,039	2.40%
BlueGreen	63,775	1.78%	$172,600,031	2.20%
NFL Properties	77,253	2.16%	$162,089,386	2.07%
Barnes&Nobles	69,522	1.94%	$107,833,657	1.37%
Princess Cruise Line	20,822	0.58%	$60,111,429	0.77%
Miles & More/Lufthansa	26,639	0.74%	$80,780,268	1.03%
Travelocity.com (3)	3,206	0.09%	$1,082,305	0.01%
Total	**3,578,619**	**100.00%**	**7,845,856,173**	**100.00%**

Source: Barclays

All numbers are as of December 31, 2016

(1) All accounts attributable to American Airlines were originated under the US Airways Group, Inc. loyalty program, but now are re-branded to the American Airlines Group Inc. loyalty program.

(2) The BlackCard loyalty program was re-branded to Luxury Card loyalty program

(3) In connection with the termination of the related co-braded agreement, all accounts and receivables attributable to the Travelocity.com portfolio were converted to and recorded as non co-branded accounts and receivables upon conversion.

BARCLAYS 34